UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2024

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cabot Road, Suite 1800 Woburn, MA 01801
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2024, iSpecimen Inc. (the “Company”) entered into an Independent Contractor Agreement (the “Agreement”) with Mr. Robert Bradley Lim, pursuant to which Mr. Lim, through his personal corporation, 1513932 B.C. Ltd., a company incorporated under the laws of the Province of British Columbia, Canada, will serve as the Company’s Chief Executive Officer (the “CEO”) and a member of the Board of Directors (the “Board”).

Under the Agreement, Mr. Lim will provide strategic leadership, oversight, and advisory services to the Company, achieve key milestones, and perform other responsibilities consistent with his position as CEO.

Mr. Lim brings extensive experience in the pharmaceutical and biotechnology industries. His expertise and legal background position him to lead the Company in achieving its strategic objectives.

There are no familial relationships between Mr. Lim and any director or executive officer of the Company, and Mr. Lim has not been involved in any legal proceedings required to be disclosed under Item 401(f) of Regulation S-K during the past ten years.

Under the terms of the Agreement, the Company will pay 1513932 B.C. Ltd. an annual fee of $270,000, payable in equal monthly installments. A copy of the Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On December 12, 2024, the Company issued a press release announcing the appointment of Mr. Lim as its CEO and as a member of its Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Independent Contractor Agreement, dated December 9, 2024, by and between iSpecimen Inc. and 1513932 B.C. Ltd., the personal corporation of Mr. Robert Bradley Lim.
99.1	Press Release dated December 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2024

iSPECIMEN INC.

By:	/s/ Robert Bradley Lim
	Name:	Robert Bradley Lim
	Title:	Chief Executive Officer